Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION

QUARTER ENDED JUNE 30, 2020

WEINGARTEN REALTY

Kroger
FOOD & PHARMACY

ROSS
DRESS FOR LESS

www.weingarten.com

2600 Citadel Plaza Drive

P.O. Box 924133

Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY

REPORTS SECOND QUARTER RESULTS AND

PROVIDES COVID-19 UPDATE

HOUSTON, July 29, 2020 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended June 30, 2020.  The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.

“Given the headwinds of the pandemic, we had a relatively good quarter.  With the reopening of the economy in our markets, most of our tenants have been able to restart operations as they learn to operate in this challenging environment.  Accordingly, we have experienced continued improvement in our cash collections and rent deferrals.  Our balance sheet remains strong and our liquidity position is more than adequate.  We remain focused on the safety and well-being of our associates, tenants, stakeholders and the broader community.  With a transformed portfolio of primarily grocery-anchored centers providing basic goods and services, we are optimistic our centers will perform well, on a relative basis, in this crisis,” said Drew Alexander, Chairman, President and Chief Executive Officer.

Second Quarter Operating and Financial Highlights

●	Net income attributable to common shareholders (“Net Income”) for the quarter was $0.09 per diluted share (hereinafter “per share”) compared to $0.65 per share in the same quarter of 2019;

●	Core Funds From Operations Attributable to Common Shareholders ("Core FFO") for the quarter was $0.34 per share compared to $0.53 per share a year ago;

●	Bad debt expense/uncollectible revenue primarily related to COVID-19 for the quarter was $19.3 million or $0.15 per share and included $4.8 million or $0.04 per share of non-cash straight line rent receivables; and

●	Dispositions to date totaled $131 million, including property sales closed subsequent to quarter-end totaling $43 million.

Financial Results

The Company reported Net Income of $11.4 million or $0.09 per share for the second quarter of 2020, as compared to $83.8 million or $0.65 per share for the same period in 2019 as the coronavirus pandemic continues to negatively affect the Company’s tenants.  The Company recorded bad debt expense/uncollectible revenue of $19.3 million in the second quarter of 2020 which includes $4.8 million of non-cash straight line rent receivables.  This is in addition to total bad debt expense/uncollectible expense of $9.4 million recorded in the first quarter of 2020 which included non-cash straight line rent receivables of $7.6 million.

Year-to-date, Net Income was $64.0 million or $0.50 per share for 2020 compared to $133.5 million or $1.03 per share for 2019.

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Funds From Operations attributable to common shareholders in accordance with the National Association of Real Estate Investment Trusts definition (“NAREIT FFO”) was $43.9 million or $0.34 per share for the second quarter of 2020 compared to $68.7 million or $0.53 per share for 2019.  The decrease is primarily due to disposition activity and the $19.3 million of bad debt expense/uncollectible revenue primarily related to the coronavirus pandemic.  Core FFO for the quarter ended June 30, 2020 was $43.9 million or $0.34 per share compared to $68.7 million or $0.53 per share for the same quarter of last year.

A reconciliation of Net Income to NAREIT FFO and Core FFO is included herein.

Operating Results

For the period ending June 30, 2020, the Company’s operating highlights were as follows:

	Q2 2020	YTD 2020
Occupancy (Signed Basis):
Occupancy - Total	93.4%
Occupancy - Small Shop Spaces	89.0%
Occupancy - Same Property Portfolio	94.3%

Same Property Net Operating Income, with redevelopments	(19.7)%	(9.8)%

Rental Rate Growth - Total:	7.3%	9.0%
New Leases	10.3%	13.2%
Renewals	7.0%	8.4%

Leasing Transactions:
Number of New Leases	27	83
New Leases - Annualized Revenue (in millions)	$1.8	$6.3
Number of Renewals	109	253
Renewals - Annualized Revenue (in millions)	$9.2	$26.1

A reconciliation of Net Income to SPNOI is included herein.

COVID-19 Update

The coronavirus pandemic continues to impact the Company’s operations.  At the end of the second quarter, approximately 95% of the Company’s tenants were open for business though conditions are ever changing. Cash collections in April, May and June totaled 77%, 73% and 79%, respectively of prorata base rent and expense recoveries.  For the second quarter, overall cash collections were 77%.  These strong cash collections are a definitive reflection of the Company’s successful transformation of its portfolio over the last several years.  Cash collections in July are trending up with 82% collected to-date.  Deferrals of rent payments to future periods executed in April, May and June represent an additional 14%, 18% and 10%, respectively.  Deferrals for the second quarter were 13% and bad debt expense/uncollectible revenue on a prorata basis applied against these deferrals was $4.7 million or 30% of the amounts deferred at June 30, 2020.  Abatements of rent for the quarter were 1% of total rent and the Company continues to work closely with all of its tenants.

The reopening of the economy has not been without challenges as the pace of new COVID-19 infections has increased at an alarming rate which has resulted in a temporary reversal of tenants reopening efforts in some markets.  Nevertheless, the Company is confident that collections will remain strong as rents from tenants deemed “essential” represent 63% of total rents for the quarter.  Cash collections from these essential tenants were 86% for the second quarter.

“We continue to devote a tremendous amount of effort in assisting our tenants in their reopening efforts and to obtaining rent payments. We are extremely pleased with our cash collection results which continue to improve. We remain confident that our transformed portfolio of quality properties will enable us to weather this storm,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.

Additional information can be found on page 41 of our supplemental disclosure.

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Balance Sheet, Liquidity and Dividends

The benefit of the Company’s best in class balance sheet has been highlighted by this crisis.  With low leverage and the absence of any material maturities until the fourth quarter of 2022, the Company is comfortable that it has adequate liquidity to restore its properties to their full operating potential.  Given the general stability of the financial markets and the Company’s access to other sources of liquidity, the Company used its excess cash balances and disposition proceeds to pay down its revolving credit facility.  The Company will continue to carefully monitor cash flows, any new capital requirements, and overall liquidity going forward.

In light of the uncertainties surrounding the pandemic, the Company expects to substantially limit acquisitions and will continue to monitor opportunities to dispose of additional properties.  Both of its mixed-use projects in the Washington D.C. require minimal additional investment and leasing continues to make nice progress.  Construction of the River Oaks residential tower has continued, leasing has recently begun and initial residential move-ins are expected in the third quarter.

The Board of Trust Managers declared a cash dividend of $0.18 per common share payable on September 15, 2020 to shareholders of record on September 8, 2020.  As communicated last quarter, the Company will likely pay a regular cash dividend of $0.18 per share in each of the last two quarters of 2020 due to an election made last year to shift dividend payments from 2019 to 2020.  The Company completed dispositions totaling $15 million in the quarter and closed the sale of its last center in Utah and a center in Los Angeles totaling an additional $43 million subsequent to quarter-end.  As such, it is likely that the Company will need to pay a special dividend near year-end to cover additional 2020 taxable income resulting from these sales; however, the amount of any special dividend is uncertain at this time.  The Company will continue to monitor tenant collections, evaluate its operations and financial position and will adjust future dividends as appropriate.

“With $498 million currently available under our revolver, cash collections trending at higher levels than originally projected, proceeds from additional dispositions and access to numerous other sources of capital, we remain comfortable with our ability to meet all liquidity needs going forward, including any additional dividends required by our disposition activity,” said Steve Richter, Executive Vice President and Chief Financial Officer.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on July 30, 2020 at 10:00 a.m. Central Time.  The live webcast can be accessed via the Company’s website at www.weingarten.com.  Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID #49202522).  A replay will be available through the Company’s website starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer.  At June 30, 2020, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 165 properties which are located in 16 states spanning the country from coast to coast. These properties represent approximately 31.4 million square feet of which our interests in these properties aggregated approximately 21.3 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

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Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties.  The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements.  These risks and uncertainties include those related to the COVID-19 pandemic, about which there are still many unknowns, including the duration of the pandemic and the extent of its impact, as well as those discussed in the Company’s regulatory filings with the Securities and Exchange Commission, which include other information or factors that may impact the Company’s performance.

Projections involve numerous assumptions such as rental income (including assumptions on percentage rent), interest rates, tenant defaults, occupancy rates, volume and pricing of properties held for disposition, volume and pricing of acquisitions, expenses (including salaries and employee costs), insurance costs and numerous other factors.  Not all of these factors are determinable at this time and actual results may vary from the projected results, and may be above or below the ranges indicated.  The above ranges represents management’s estimate of results based upon these assumptions as of the date of this press release.  Accordingly, there is no assurance that our projections will be realized.

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Weingarten Realty Investors

(in thousands, except per share amounts)

Financial Statements

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019

CONDENSED CONSOLIDATED STATEMENTS OF INCOME	(Unaudited)		(Unaudited)
Revenues:
Rentals, net	$95,813	$119,462	$203,863	$239,288
Other	2,322	3,198	5,624	6,510
Total Revenues	98,135	122,660	209,487	245,798
Operating Expenses:
Depreciation and amortization	37,627	34,967	74,283	68,939
Operating	19,978	22,767	43,138	47,015
Real estate taxes, net	15,733	15,736	30,741	31,867
Impairment loss	—	—	44	74
General and administrative	12,920	8,880	15,227	18,461
Total Operating Expenses	86,258	82,350	163,433	166,356
Other Income (Expense):
Interest expense, net	(15,776)	(14,953)	(30,378)	(30,242)
Interest and other income (expense), net	5,293	1,921	(535)	6,305
Gain on sale of property	7,898	52,061	21,474	69,848
Total Other (Expense) Income	(2,585)	39,029	(9,439)	45,911
Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	9,292	79,339	36,615	125,353
Provision for Income Taxes	(343)	(484)	(515)	(661)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	3,428	6,665	30,525	12,082
Net Income	12,377	85,520	66,625	136,774
Less: Net Income Attributable to Noncontrolling Interests	(1,009)	(1,711)	(2,635)	(3,299)
Net Income Attributable to Common Shareholders -- Basic	$11,368	$83,809	$63,990	$133,475
Net Income Attributable to Common Shareholders -- Diluted	$11,368	$84,337	$63,990	$134,531
Earnings Per Common Share -- Basic	$0.09	$0.66	$0.50	$1.04
Earnings Per Common Share -- Diluted	$0.09	$0.65	$0.50	$1.03

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Weingarten Realty Investors

(in thousands)

Financial Statements

	June 30,	December 31,
	2020	2019
	(Unaudited)	(Audited)
CONDENSED CONSOLIDATED BALANCE SHEETS
ASSETS
Property	$4,202,337	$4,145,249
Accumulated Depreciation	(1,156,304)	(1,110,675)
Property Held for Sale, net	24,421	—
Investment in Real Estate Joint Ventures and Partnerships, net	401,724	427,947
Unamortized Lease Costs, net	146,620	148,479
Accrued Rent, Accrued Contract Receivables and Accounts Receivable, net	73,760	83,639
Cash and Cash Equivalents	14,203	41,481
Restricted Deposits and Escrows	14,063	13,810
Other, net	186,385	188,004
Total Assets	$3,907,209	$3,937,934

LIABILITIES AND EQUITY
Debt, net	$1,743,194	$1,732,338
Accounts Payable and Accrued Expenses	97,776	111,666
Other, net	210,507	217,770
Total Liabilities	2,051,477	2,061,774

Commitments and Contingencies	—	—

EQUITY
Common Shares of Beneficial Interest	3,890	3,905
Additional Paid-In Capital	1,767,972	1,779,986
Net Income Less Than Accumulated Dividends	(85,008)	(74,293)
Accumulated Other Comprehensive Loss	(11,158)	(11,283)
Shareholders' Equity	1,675,696	1,698,315
Noncontrolling Interests	180,036	177,845
Total Liabilities and Equity	$3,907,209	$3,937,934

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Non-GAAP Financial Measures

Certain aspects of our key performance indicators are considered non-GAAP financial measures. Management uses these measures along with our Generally Accepted Accounting Principles ("GAAP") financial statements in order to evaluate our operating results.  Management believes these additional measures provide users of our financial information additional comparable indicators of our industry, as well as, our performance.

Funds from Operations Attributable to Common Shareholders

Effective January 1, 2019, the National Association of Real Estate Investment Trusts ("NAREIT") defines NAREIT FFO as net income (loss) attributable to common shareholders computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets (including: depreciable real estate with land, land, development property and securities), changes in control of real estate equity investments, and interests in real estate equity investments and their applicable taxes, plus depreciation and amortization related to real estate and impairment of certain real estate assets and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships.  The Company calculates NAREIT FFO in a manner consistent with the NAREIT definition.

Management believes NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparison among other REITs.  Management uses NAREIT FFO as a supplemental internal measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance.  Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself.  There can be no assurance that NAREIT FFO presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core FFO as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties.  Core FFO is defined as NAREIT FFO excluding charges and gains related to non-cash, non-operating assets and other transactions or events that hinder the comparability of operating results.  Specific examples of items excluded from Core FFO include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities and transactional costs associated with development activities.  NAREIT FFO and Core FFO should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity.  NAREIT FFO and Core FFO do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

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NAREIT FFO and Core FFO is calculated as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019

	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$11,368	$83,809	$63,990	$133,475
Depreciation and amortization of real estate	37,520	34,732	73,995	68,475
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	4,322	2,789	8,119	5,741
Impairment of properties and real estate equity investments	—	—	44	74
(Gain) on sale of property, investment securities and interests in real estate equity investments	(7,903)	(51,605)	(21,477)	(70,554)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(1,044)	(1,106)	(23,416)	(1,380)
Provision for income taxes (1)	—	44	—	44
Noncontrolling interests and other (2)	(652)	(484)	(1,227)	(973)
NAREIT FFO – basic	43,611	68,179	100,028	134,902
Income attributable to operating partnership units	241	528	769	1,056
NAREIT FFO – diluted	43,852	68,707	100,797	135,958
Adjustments for Core FFO:
Contract terminations	—	—	340	—
Core FFO – diluted	$43,852	$68,707	$101,137	$135,958

FFO weighted average shares outstanding – basic	127,242	127,856	127,552	127,807
Effect of dilutive securities:
Share options and awards	861	847	899	841
Operating partnership units	1,432	1,432	1,432	1,432
FFO weighted average shares outstanding – diluted	129,535	130,135	129,883	130,080

NAREIT FFO per common share – basic	$0.34	$0.53	$0.78	$1.06

NAREIT FFO per common share – diluted	$0.34	$0.53	$0.78	$1.05

Core FFO per common share – diluted	$0.34	$0.53	$0.78	$1.05

(1)	The applicable taxes related to gains and impairments of operating and non-operating real estate assets.
(2)	Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.

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Same Property Net Operating Income

Management considers SPNOI an important additional financial measure because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates and operating costs.  The Company calculates this most useful measurement by determining our proportional share of SPNOI from all owned properties, including the Company’s share of SPNOI from unconsolidated joint ventures and partnerships, which cannot be readily determined under GAAP measurements and presentation.  Although SPNOI (see page 1 of the supplemental disclosure regarding this presentation and limitations thereof) is a widely used measure among REITs, there can be no assurance that SPNOI presented by the Company is comparable to similarly titled measures of other REITs.  Additionally, the Company does not control these unconsolidated joint ventures and partnerships, and the assets, liabilities, revenues or expenses of these joint ventures and partnerships, as presented, do not represent its legal claim to such items.

Properties are included in the SPNOI calculation if they are owned and operated for the entirety of the most recent two fiscal year periods, except for properties for which significant redevelopment or expansion occurred during either of the periods presented, and properties that have been sold.  While there is judgment surrounding changes in designations, management moves new development and redevelopment properties once they have stabilized, which is typically upon attainment of 90% occupancy.  A rollforward of the properties included in the Company’s same property designation is as follows:

	Three Months Ended	Six Months Ended
	June 30, 2020	June 30, 2020
Beginning of the period	149	155
Properties removed:
Redevelopments	-	(2)
Dispositions	(1)	(5)
End of the period	148	148

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The Company calculates SPNOI using net income attributable to common shareholders excluding net income attributable to noncontrolling interests, other income (expense), income taxes and equity in earnings of real estate joint ventures and partnerships. Additionally to reconcile to SPNOI, the Company excludes the effects of property management fees, certain non-cash revenues and expenses such as straight-line rental revenue and the related reversal of such amounts upon early lease termination, depreciation and amortization, impairment losses, general and administrative expenses and other items such as lease cancellation income, environmental abatement costs, demolition expenses and lease termination fees. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from SPNOI. A reconciliation of net income attributable to common shareholders to SPNOI is as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019

	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$11,368	$83,809	$63,990	$133,475
Add:
Net income attributable to noncontrolling interests	1,009	1,711	2,635	3,299
Provision for income taxes	343	484	515	661
Interest expense, net	15,776	14,953	30,378	30,242
Property management fees	829	683	1,907	1,556
Depreciation and amortization	37,627	34,967	74,283	68,939
Impairment loss	—	—	44	74
General and administrative	12,920	8,880	15,227	18,461
Other (1)	79	743	167	1,989
Less:
Gain on sale of property	(7,898)	(52,061)	(21,474)	(69,848)
Equity in earnings of real estate joint ventures and partnership interests, net	(3,428)	(6,665)	(30,525)	(12,082)
Interest and other (income) expense, net	(5,293)	(1,921)	535	(6,305)
Revenue adjustments (2)	866	(3,060)	3,991	(6,279)
Adjusted income	64,198	82,523	141,673	164,182
Less: Adjusted income related to consolidated entities not defined as same property and noncontrolling interests	(5,831)	(8,965)	(10,760)	(17,607)
Add: Pro rata share of unconsolidated entities defined as same property	6,648	7,443	14,403	14,565
Same Property Net Operating Income	$65,015	$81,001	$145,316	$161,140

(1)    Other includes items such as environmental abatement costs, demolition expenses and lease termination fees.

(2)    Revenue adjustments consist primarily of straight-line rentals, lease cancellation income and fee income primarily from real estate joint ventures and partnerships.

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Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate

NAREIT defines EBITDAre as net income computed in accordance with GAAP, plus interest expense, income tax expense (benefit), depreciation and amortization and impairment of depreciable real estate and in substance real estate equity investments; plus or minus gains or losses from sales of certain real estate assets and interests in real estate equity investments; and adjustments to reflect our share of unconsolidated real estate joint ventures and partnerships for these items.  The Company calculates EBITDAre in a manner consistent with the NAREIT definition.

As mentioned above, NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparing earnings performance among other REITs based upon the unique capital structure of each REIT.  However as a basis of comparability that is independent of a company's capital structure, management believes that since EBITDA is a widely known and understood measure of performance, EBITDAre will represent an additional supplemental non-GAAP performance measure that will provide investors with a relevant basis for comparing REITs.  There can be no assurance that EBITDAre as presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core EBITDAre as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties.  Core EBITDAre is defined as NAREIT EBITDAre excluding charges and gains related to non-cash and non-operating transactions and other events that hinder the comparability of operating results.  Specific examples of items excluded from Core EBITDAre include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities, and transactional costs associated with development activities.  EBITDAre and Core EBITDAre should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity.  EBITDAre and Core EBITDAre do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

EBITDAre and Core EBITDAre is calculated as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$12,377	$85,520	$66,625	$136,774
Interest expense, net	15,776	14,953	30,378	30,242
Provision for income taxes	343	484	515	661
Depreciation and amortization of real estate	37,627	34,967	74,283	68,939
Impairment loss on operating properties and real estate equity investments	—	—	44	74
Gain on sale of property and investment securities (1)	(7,903)	(51,619)	(21,477)	(70,589)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (2)	4,195	2,643	(13,442)	6,267
Total EBITDAre	62,415	86,948	136,926	172,368
Adjustments for Core EBITDAre:
Contract terminations	—	—	340	—
Total Core EBITDAre	$62,415	$86,948	$137,266	$172,368

(1)    Includes a $.1 million gain on sale of non-operating assets for both the three and six months ended June 30, 2020 and a $.2 million gain on sale of non-operating assets for the six months ended June 30, 2019.

(2)    Includes a $1.0 million and $23.4 million gain on the sale of operating properties for the three and six months ended June 30, 2020, respectively, and a $1.1 million gain on sale of operating properties for both the three and six months ended June 30, 2019.  Also includes $.3 million gain on sale of non-operating assets for the six months ended June 30, 2019.

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Weingarten Realty Investors

Company Information

Corporate Office

2600 Citadel Plaza Drive

P. O. Box 924133

Houston, TX 77292-4133

713-866-6000

www.weingarten.com

Stock Listings

New York Stock Exchange:

Common Shares                            WRI

Forward-Looking Statements

This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general and regional economic and real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms and changes in LIBOR availability, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose of properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including the effect of changes in tax laws and the failure to qualify as a real estate investment trust, (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor, and (xiii) the impact of public health issues such as the recent COVID-19 pandemic. Accordingly, there is no assurance that our expectations will be realized.

Pro rata Financial Information

Included herein is certain financial information presented on a pro rata share basis as we believe this information assists users of our financial information in understanding our proportionate economic interest in the operating results of our portfolio of properties.  Such amounts include WRI’s proportional share of each financial line item or operational metric for both our consolidated and unconsolidated joint ventures and partnerships.  Multiplying a financial statement line item or operational metric of an investee and adding it to WRI’s totals may not accurately depict the legal and economic implications of holding a non-controlling interest in the investee, nor does WRI control any of the investees presented under the equity method of accounting.  Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948.  As of June 30, 2020, we owned or operated under long-term leases, interests in 165 properties which are located in 16 states that span the United States from coast to coast.  These properties represent approximately 31.4 million square feet of which our interests in these properties aggregated approximately 21.3 million square feet of leasable area. Our properties were 93.4% leased as of June 30, 2020 and historically our portfolio occupancy rate has never been below 90%.

Financial Summary

Weingarten Realty Investors

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,		Twelve Months Ended December 31,
	2020	2019	2020	2019	2019	2018	2017	2016
Revenues:
Rentals, net	$95,813	$119,462	$203,863	$239,288	$472,446	$517,836	$563,183	$540,141
Other	2,322	3,198	5,624	6,510	14,179	13,311	9,980	9,414
Total Revenues	98,135	122,660	209,487	245,798	486,625	531,147	573,163	549,555
Operating Expenses:
Depreciation and amortization	37,627	34,967	74,283	68,939	135,674	161,838	167,101	162,535
Operating	19,978	22,767	43,138	47,015	94,620	90,554	109,310	98,855
Real estate taxes, net	15,733	15,736	30,741	31,867	60,813	69,268	75,636	66,358
Impairment loss	—	—	44	74	74	10,120	15,257	98
General and administrative	12,920	8,880	15,227	18,461	35,914	25,040	28,052	26,607
Total Operating Expenses	86,258	82,350	163,433	166,356	327,095	356,820	395,356	354,453
Other Income (Expense):
Interest expense, net	(15,776)	(14,953)	(30,378)	(30,242)	(57,601)	(63,348)	(80,326)	(83,003)
Interest and other income (expense), net	5,293	1,921	(535)	6,305	11,003	2,807	7,532	1,910
Gain on sale of property	7,898	52,061	21,474	69,848	189,914	207,865	218,611	100,714
Total Other (Expense) Income	(2,585)	39,029	(9,439)	45,911	143,316	147,324	145,817	19,621
Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	9,292	79,339	36,615	125,353	302,846	321,651	323,624	214,723
(Provision) Benefit for Income Taxes	(343)	(484)	(515)	(661)	(1,040)	(1,378)	17	(6,856)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (1)	3,428	6,665	30,525	12,082	20,769	25,070	27,074	20,642
Gain on sale and acquisition of real estate joint venture and partnership interests	—	—	—	—	—	—	—	48,322
Net Income	12,377	85,520	66,625	136,774	322,575	345,343	350,715	276,831
Less: Net Income Attributable to Noncontrolling Interests	(1,009)	(1,711)	(2,635)	(3,299)	(7,140)	(17,742)	(15,441)	(37,898)
Net Income Attributable to Common Shareholders	$11,368	$83,809	$63,990	$133,475	$315,435	$327,601	$335,274	$238,933
Earnings Per Common Share - Basic	$0.09	$0.66	$0.50	$1.04	$2.47	$2.57	$2.62	$1.90
Earnings Per Common Share - Diluted	$0.09	$0.65	$0.50	$1.03	$2.44	$2.55	$2.60	$1.87

(1)	See page 23 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors

Condensed Consolidated Balance Sheets

(in thousands, except per share amounts)

	June 30,	December 31,
	2020	2019
ASSETS
Property	$4,202,337	$4,145,249
Accumulated Depreciation	(1,156,304)	(1,110,675)
Property Held for Sale, net	24,421	—
Property, net	3,070,454	3,034,574
Investment in Real Estate Joint Ventures and Partnerships, net (1)	401,724	427,947
Total	3,472,178	3,462,521

Unamortized Lease Costs, net	146,620	148,479
Accrued Rent, Accrued Contract Receivables and Accounts Receivable (net of allowance for doubtful accounts of $13,839 in 2020)	73,760	83,639
Cash and Cash Equivalents	14,203	41,481
Restricted Deposits and Escrows	14,063	13,810
Other, net	186,385	188,004
Total Assets	$3,907,209	$3,937,934

LIABILITIES AND EQUITY
Debt, net	$1,743,194	$1,732,338
Accounts Payable and Accrued Expenses	97,776	111,666
Other, net	210,507	217,770
Total Liabilities	2,051,477	2,061,774

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding:128,103 in 2020 and 128,702 in 2019	3,890	3,905
Additional Paid-In Capital	1,767,972	1,779,986
Net Income Less Than Accumulated Dividends	(85,008)	(74,293)
Accumulated Other Comprehensive Loss	(11,158)	(11,283)
Total Shareholders' Equity	1,675,696	1,698,315
Noncontrolling Interests	180,036	177,845
Total Equity	1,855,732	1,876,160
Total Liabilities and Equity	$3,907,209	$3,937,934

(1)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 23 for additional information.

Weingarten Realty Investors

Funds From Operations Attributable to Common Shareholders

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Funds From Operations Attributable to Common Shareholders (FFO)
Numerator:
Net income attributable to common shareholders	$11,368	$83,809	$63,990	$133,475
Depreciation and amortization of real estate	37,520	34,732	73,995	68,475
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	4,322	2,789	8,119	5,741
Impairment of properties and real estate equity investments	—	—	44	74
(Gain) on sale of property, investment securities and interests in real estate equity investments	(7,903)	(51,605)	(21,477)	(70,554)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(1,044)	(1,106)	(23,416)	(1,380)
Provision for income taxes (1)	—	44	—	44
Noncontrolling interests and other (2)	(652)	(484)	(1,227)	(973)
NAREIT FFO - Basic	43,611	68,179	100,028	134,902
Income attributable to operating partnership units	241	528	769	1,056
NAREIT FFO - Diluted	43,852	68,707	100,797	135,958
Adjustments for Core FFO:
Contract terminations	—	—	340	—
Core FFO - Diluted	$43,852	$68,707	$101,137	$135,958

Denominator:
FFO weighted average number of common shares outstanding - Basic	127,242	127,856	127,552	127,807
Effect of dilutive securities:
Share options and awards	861	847	899	841
Operating partnership units	1,432	1,432	1,432	1,432
FFO weighted average number of common shares outstanding - Diluted	129,535	130,135	129,883	130,080

NAREIT FFO Per Common Share - Basic	$0.34	$0.53	$0.78	$1.06

NAREIT FFO Per Common Share - Diluted	$0.34	$0.53	$0.78	$1.05

Core FFO Per Common Share - Diluted	$0.34	$0.53	$0.78	$1.05

(1)	The applicable taxes related to gains and impairments of operating and non-operating real estate assets.
(2)	Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.

Weingarten Realty Investors

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate and Net Debt to Core EBITDAre

(in thousands)

	Three Months Ended		Six Months Ended		Three Months Ended
	June 30,		June 30,		December 31,
	2020	2019	2020	2019	2019
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$12,377	$85,520	$66,625	$136,774	$77,292
Interest expense, net	15,776	14,953	30,378	30,242	13,539
Provision for income taxes	343	484	515	661	358
Depreciation and amortization of real estate	37,627	34,967	74,283	68,939	33,355
Impairment loss on operating properties and real estate equity investments	—	—	44	74	3,070
Gain on sale of property and investment securities (1)	(7,903)	(51,619)	(21,477)	(70,589)	(45,950)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (2)	4,195	2,643	(13,442)	6,267	4,377
Total EBITDAre	62,415	86,948	136,926	172,368	86,041
Adjustments for Core EBITDAre:
Contract terminations	—	—	340	—	—
Total Core EBITDAre	$62,415	$86,948	$137,266	$172,368	$86,041

Net Debt to Core EBITDAre:
Debt	$1,743,194	$1,787,400			$1,732,338
Less: Cash and cash equivalents	(14,203)	(118,222)			(41,481)
Add: Proportional share of net debt of unconsolidated real estate joint ventures and partnerships	86,120	86,872			86,840
Total Net Debt	$1,815,111	$1,756,050			$1,777,697

Annualized Core EBITDAre	$249,660	$347,792			$344,164

Net Debt to Core EBITDAre	7.27	5.05			5.17

(1)	Includes a $.1 million gain on sale of non-operating assets for both the three and six months ended June 30, 2020 and a $.2 million gain on sale of non-operating assets for the six months ended June 30, 2019.
(2)	Includes a $1.0 million and $23.4 million gain on the sale of operating properties for the three and six months ended June 30, 2020, respectively, and a $1.1 million gain on sale of operating properties for both the three and six months ended June 30, 2019. Also includes $.3 million gain on sale of non-operating assets for the six months ended June 30, 2019.

Weingarten Realty Investors

Supplemental Income Statement Detail

(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019 (1)	2020	2019 (1)
Revenues:
Rentals, net (2)
Base minimum rent, net	$72,756	$90,478	$158,959	$180,212
Straight line rent, net	(4,244)	1,141	(11,000)	1,732
Over/under market rental, net	2,133	779	3,906	1,439
Percentage rent, net	374	897	662	1,599
Tenant reimbursements, net	24,648	25,999	50,748	53,816
Other rental revenues	23	168	246	463
Lease cancellation revenue	123	—	342	27
Rentals, net	95,813	119,462	203,863	239,288
Other Revenues
Customer contract revenue	1,827	2,551	4,414	5,130
Miscellaneous revenue	495	647	1,210	1,380
Other Revenues	2,322	3,198	5,624	6,510
Total Revenue	$98,135	$122,660	$209,487	$245,798
Operating Expenses:
Depreciation and Amortization	$37,627	$34,967	$74,283	$68,939
Operating
Operating Expense	19,978	21,964	43,138	44,228
Deferred Compensation (3)	—	803	—	2,787
Operating, net	19,978	22,767	43,138	47,015
Real Estate Taxes, net	15,733	15,736	30,741	31,867
Impairment Loss	—	—	44	74
General and administrative expense
General and administrative expense	8,019	8,479	16,496	17,068
Deferred Compensation (3)	4,901	401	(1,269)	1,393
General and administrative expense, net	12,920	8,880	15,227	18,461
Total Operating Expenses	$86,258	$82,350	$163,433	$166,356
Other Income (Expense):
Interest Expense, net
Interest paid or accrued	$(17,003)	$(17,429)	$(33,559)	$(34,819)
Amortization of debt deferred costs	(783)	(888)	(1,579)	(1,790)
Over/under market adjustment of acquired properties, net	100	81	187	163
Capitalized interest	1,910	3,283	4,573	6,204
Interest Expense, net	(15,776)	(14,953)	(30,378)	(30,242)
Interest and Other (Expense) Income, net
Interest and Other Income	392	717	734	2,125
Deferred Compensation (3)	4,901	1,204	(1,269)	4,180
Interest and Other Income (Expense), net	5,293	1,921	(535)	6,305
Gain on Sale of Property	7,898	52,061	21,474	69,848
Total Other (Expense) Income	$(2,585)	$39,029	$(9,439)	$45,911

Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	$9,292	$79,339	$36,615	$125,353
Provision for Income Taxes	(343)	(484)	(515)	(661)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated joint ventures and partnerships	3,011	5,849	29,284	10,438
Intercompany fee income reclass	531	646	1,243	1,332
Other adjustments	(114)	170	(2)	312
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	3,428	6,665	30,525	12,082
Net Income	$12,377	$85,520	$66,625	$136,774
Less: Net Income Attributable to Noncontrolling Interests	(1,009)	(1,711)	(2,635)	(3,299)
Net Income Attributable to Common Shareholders -- Basic	$11,368	$83,809	$63,990	$133,475
Net Income Attributable to Common Shareholders -- Diluted	$11,368	$84,337	$63,990	$134,531

Dividends
Common Dividends per Share	$0.180	$0.395	$0.575	$0.790
Common Dividends Paid as a % of Core Funds from Operations - Basic	52.9%	74.5%	73.7%	75.3%

General and Administrative Expense
Gross General and Administrative Expense/Total Revenue	8.2%	6.9%	7.9%	6.9%

(1)	Reclassification of prior year's amounts were made to conform to current year presentation.
(2)	Rental revenues reduced due to lease related reserves and write-offs. See breakout on p.42.
(3)	Eligible associates of the Company may contribute a portion of their earnings to a Deferred Compensation plan for income tax deferral purposes. The Company does not match or contribute funds to the plan, as it is all the associates' earnings. The asset and corresponding liability along with the related earnings are recorded in the Company financial statements on behalf of the participants. The allocation was modified 1/1/2020 to reflect the current expense classification of the associates in the plan. All changes to the liability are now allocated to General and Administrative Expense with no allocation to Operating Expense.

Weingarten Realty Investors

Supplemental Balance Sheet Detail

(in thousands)

	June 30,	December 31,
	2020	2019

Property
Land	$934,629	$911,521
Land held for development	41,078	40,667
Land under development	22,777	53,076
Buildings and improvements	3,016,131	2,898,867
Construction in-progress	187,722	241,118
Total	$4,202,337	$4,145,249

Straight Line Rent Receivable, net
	$48,156	$57,976

Other Assets, net
Notes receivable and mortgage bonds, net	$21,451	$22,104
Debt service guaranty asset	57,380	57,380
Non-qualified benefit plan assets	37,317	38,381
Out-of-market leases, net	10,913	11,685
Deferred income tax asset	3,388	3,448
Unamortized debt costs, net	3,091	3,487
Right of use assets, net	43,433	43,751
Other	9,412	7,768
Total	$186,385	$188,004

Other Liabilities, net
Deferred revenue	$14,232	$14,952
Non-qualified benefit plan liabilities	74,845	76,060
Deferred income tax payable	1,801	1,767
Out-of-market leases, net	58,592	62,914
Operating lease liabilities, net	42,933	43,063
Other	18,104	19,014
Total	$210,507	$217,770

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$23,904	$23,830
Above-market leases - Accumulated Amortization	(12,991)	(12,145)
In place leases (included in Unamortized Lease Costs, net)	202,508	196,207
In place leases - Accumulated Amortization	(99,847)	(92,918)
Total	$113,574	$114,974

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$93,252	$95,240
Below-market leases - Accumulated Amortization	(34,660)	(32,326)
Above-market assumed mortgages (included in Debt, net)	3,993	3,446
Above-market assumed mortgages - Accumulated Amortization	(2,173)	(1,987)
Total	$60,412	$64,373

Weingarten Realty Investors

Capitalization and Debt Coverage Ratios

(in thousands, except common share data and percentages)

		June 30,	December 31,
		2020	2019

Common Share Data
Closing Market Price		$18.93	$31.24

Capitalization
Debt		$1,743,194	$1,732,338
Common Shares at Market		2,424,990	4,020,650
Operating Partnership Units at Market		27,108	44,736
Total Market Capitalization (As reported)		$4,195,292	$5,797,724

Debt to Total Market Capitalization (As reported)		41.6%	29.9%
Debt to Total Market Capitalization (As reported at a constant share price of $31.24)		30.1%	29.9%
Debt to Total Market Capitalization (Pro rata)		42.2%	30.5%

Capital Availability
Revolving Credit Facility		$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility		12,000	—
Outstanding Letters of Credit Under Revolving Facility		1,932	2,054
Unused Portion of Credit Facility		$486,068	$497,946

Significant Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	35.9%	35.9%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	5.7%	5.8%
Unencumbered Asset Test (Public)	Greater than 150%	297.2%	299.7%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments))	Greater than 1.5x	3.8x	4.2x

Credit Ratings
		S&P	Moody's
Senior Debt		BBB	Baa1
Outlook		Stable	Stable

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Guidance

2020 Guidance

Due to uncertainty of the economic impact of the COVID-19 pandemic, WRI has withdrawn guidance.

Investment Activity

Weingarten Realty Investors

Capital Expenditures

(at pro rata share)

(in thousands)

	Three Months Ended	Six Months Ended	Twelve Months Ended
	June 30, 2020	June 30, 2020	December 31, 2019
Acquisitions	$—	$43,000	$246,447
New Development	22,500	47,508	150,418
Redevelopment	1,812	5,756	22,242
Building and Site Improvements	4,452	7,759	19,926
Tenant Finish	6,002	16,079	36,594
External Leasing Commissions	854	1,788	4,340
Capital Expenditures	$35,620	$121,890	$479,967

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Development and Redevelopment Projects

As of June 30, 2020

(at pro rata share, except multi-family units)

(in thousands, except percentages and multi-family units)

	Project Description /	Total Cost at	Costs	Estimated/Actual	Stabilized	Percentage
Property	SF	Completion	to Date	ROI (1)	Operations (1)	Leased (7)	Key Tenants / Description

Developments and Large Redevelopments Under Construction (2,3)
West Alex - Alexandria, VA (4)	Retail = 127 SF	$200,000	$186,293			79.9%	Harris Teeter anticipated opening 2H21
	Multifamily = 278 units					24.8%	Residential units available to lease 2H19

Centro Arlington - Arlington, VA* (5)	Retail = 65 SF	135,000	127,547			93.1%	Harris Teeter opened 2H19
	Multifamily = 366 units					86.1%	Residential units available to lease 2H19

The Driscoll at River Oaks - Houston, TX	Retail = 11 SF	150,000	102,103			0.0%
	Multifamily = 318 units					0.0%	Residential units available to lease 2020
		$485,000	$415,943

Redevelopments Under Construction (3)
River Point at Sheridan - Denver, CO	53	$12,541	$10,785				Burlington, New Shop Space Building, and Pads
Rock Prairie Marketplace - College Station, TX	41	8,812	5,076				Valero, Multi-Tenant Building, and Pads. Increased scope to add more square footage
Wilderness Oaks - San Antonio, TX	20	7,295	9,516				20,000 SF Multi-Tenant Building, and Pads
Fiesta Trails - San Antonio, TX	20	5,869	3,398				Two New Shop Space Buildings
Tomball Marketplace - Houston, TX	27	5,367	4,184				Three New Shop Space Buildings
All other redevelopments < $5 million (5 projects)	41	15,219	10,159
		$55,103	$43,118

Completed Redevelopments (6)

		$36,376	$36,334	11.3%

Cash NOI Developments and Large Redevelopments Under Construction (Current Quarter) (8):					$130
Cash NOI Redevelopments Under Construction (Current Quarter):					$485
Cash NOI Redevelopments Completed (Current Quarter):					$866

(1)	Given the recent COVID-19 disruption, the leaseup and stabilization dates of these projects cannot be determined at this time.
(2)	Large redevelopment is defined where total incremental investment is over $50 million. Impact from COVID-19 may affect estimates in future periods.
(3)	Redevelopment is defined where GLA is added either through new construction or expansion of an existing space. Impact from COVID-19 may affect estimates in future periods.
(4)	Costs do not reflect potential sale of Senior Living Pad.
(5)	WRI will participate in the development of this mixed-use property. WRI will have a 90% equity interest in the property and is committed to fund an additional $5 million in imputed debt.
(6)	The current population consists of Sunset 19 (completed Q120) and completed phases of two properties where part of the total project is still under construction.
(7)	Percentage leased for retail and office is calculated as square footage for executed leases divided by the gross leasable area. Percentage leased for multifamily is calculated as total units leased divided by total units.
(8)	NOI Detail: Residential ($46) and Retail $176.

*   Unconsolidated Joint Venture

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Land Held for Development

As of June 30, 2020

(in thousands, except acres and percentages)

	Ownership	Gross	Investment (1)
Location	Interest	Acres	100%	Pro Rata
New Development Phased Projects
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	20.9
Highway 17 and Highway 210, Surf City, NC	100.0%	11.0
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	5.6
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	2.2
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	1.6
Total New Development Phased Projects		72.8	$13,981	$12,910

Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	120.4
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	24.1
Lon Adams Rd. at Tangerine Farms Rd., Marana - Tucson, AZ	100.0%	9.7
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	9.1
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	5.3
Shary Road and US Hwy. 83, Mission, TX	50.0%	4.0
Other	100.0%	22.4
Total Raw Land		200.8	$32,394	$20,213

Total Land Held For Development Properties		273.6	$46,375	$33,123

(1) Net of impairment and valuation adjustments.

Notes:

Land costs account for $38.4 million of total investment at 100%, $25.7 million at pro rata share.

Categorization based upon proximity to development property and does not indicate future development pipeline.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Acquisition and Disposition Summary

For the Period Ended June 30, 2020

(at pro rata share)

(in thousands, except percentages)

		Sq. Ft.	Date	Purchase
Center	City/State	at 100%	Acquired	Price	Yield
Acquisitions
1st Quarter
Stevens Creek Corner	San Jose, CA	8	03/02/20
Village Green Center	Wellington, FL	70	03/11/20

Total Acquisitions				$43,000	4.9%

					Weighted
			Date	Sales	Sales
			Sold	Price (1)	Cap (2)
Dispositions
1st Quarter
Aurora City Place*	Aurora, CO	356	02/13/20
North Park Plaza*	Beaumont, TX	140	02/18/20
Preston Shepard Place*	Plano, TX	362	03/03/20
Market at Westchase	Houston, TX	81	03/10/20
2nd Quarter
North Sharyland Crossing*	Mission, TX	4	04/29/20
Bull City Market	Durham, NC	41	06/18/20

Total Dispositions				$88,379	7.4%

(1) Sales price represents the total contract price.

(2) Cap rates are based upon underwriting estimates and may be different than current returns.

* Unconsolidated real estate joint venture activity.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Summary of Debt

Weingarten Realty Investors

Debt Information

(in thousands, except percentages)

		2nd Quarter		4th Quarter
	June 30,	Weighted	December 31,	Weighted
	2020	Average Rate (1)	2019	Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$258,647	4.21%	$260,458	4.18%
3.375% Notes due 2022	299,093	3.38%	299,031	3.38%
3.5% Notes due 2023	299,230	3.50%	299,155	3.50%
4.45% Notes due 2024	245,805	4.45%	245,751	4.45%
3.85% Notes due 2025	239,508	3.85%	239,418	3.85%
3.25% Notes due 2026	248,625	3.25%	248,525	3.25%
Unsecured Notes Payable (MTN)	66,285	6.70%	66,285	6.70%
Revolving Credit Agreements (2)	12,000	0.90%	—
Obligations under Capital Leases	21,750	8.00%	21,804	8.00%
Unamortized Loan Costs	(5,129)		(5,469)
Subtotal Consolidated Debt	1,685,814	3.54%	1,674,958	3.92%
Debt Service Guarantee Liability (3)	57,380		57,380
Total Consolidated Debt - As Reported	$1,743,194	3.54%	$1,732,338	3.92%

As
Reported
Weighted Average Interest Rates (1)
Three months ended 06/30/20	3.54%
Six months ended 06/30/20	3.69%
Three months ended 12/31/19	3.92%
Twelve months ended 12/31/19	3.97%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.
(2)	Weighted average revolving interest rate excludes the effect of the facility fee of 15 basis points on the total commitment paid quarterly in arrears. The weighted average revolving interest rate with the facility fee was 1.21% in the second quarter 2020.
(3)	Debt service guarantee liability recorded due to a guarantee of municipal bonds issued in connection with a project in Denver, Colorado.

Weingarten Realty Investors

Debt Information Additional Disclosure

(at pro rata share)

(in thousands, except percentages)

				Weighted
		Weighted		Average
	Debt	Average		Remaining
	Balance	Rate (1)	% of Total	Life (yrs)
Fixed vs. Variable Rate Debt
(includes the effect of interest rate swaps)
As of June 30, 2020
Fixed-rate debt	$1,779,413	3.90%	99.3%	4.36
Variable-rate debt	12,000	0.90%	0.7%	3.75
Total	$1,791,413	3.53%	100.0%	4.36

As of December 31, 2019
Fixed-rate debt	$1,763,485	3.95%	99.0%
Variable-rate debt	17,448	3.87%	1.0%
Total	$1,780,933	3.90%	100.0%

Secured vs. Unsecured Debt
As of June 30, 2020
Secured Debt	$327,716	4.25%	18.3%	5.08
Unsecured Debt	1,463,697	3.39%	81.7%	4.19
Total	$1,791,413	3.53%	100.0%	4.36

As of December 31, 2019
Secured Debt	$330,171	4.37%	18.5%
Unsecured Debt	1,450,762	3.79%	81.5%
Total	$1,780,933	3.90%	100.0%

Additional Information	June 30,	December 31,
Reconciling items to pro rata debt	2020	2019
Noncontrolling Interests and Other Adjustments	$(38,083)	$(38,460)
WRI Share of Unconsolidated Joint Ventures	$86,302	$87,055

Weighted Average Interest Rates (1)
Three months ended 06/30/20	3.53%
Six months ended 06/30/20	3.68%
Three months ended 12/31/19	3.90%
Twelve months ended 12/31/19	3.95%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Schedule of Maturities

As of June 30, 2020

(in thousands, except percentages)

	As Reported
		Weighted
	Maturities	Average Rate (2)
2020	$2,853	4.09%
2021	18,795	4.07%
2022	308,298	3.40%
2023	348,207	3.59%
2024	252,561	4.44%
2025	294,232	3.93%
2026	277,733	3.55%
2027	53,604	5.89%
2028	92,159	4.53%
2029	917	3.66%
Thereafter	9,518	3.66%
Subtotal	1,658,877

Revolving Credit Agreements	12,000	1.00%
Other (1)	72,317
Total	$1,743,194	3.69%

(1)	Other includes finance leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, discounts on notes, and debt issuance costs. The debt service guarantee liability recorded due to a guarantee of municipal bonds issued in connection with a project in Denver, Colorado.
(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Weingarten Realty Investors

Schedule of Maturities Additional Disclosure

As of June 30, 2020

(at pro rata share)

(in thousands, except percentages)

		Weighted
	Maturities	Average Rate (2)	Floating Rate	Fixed Rate	Secured	Unsecured
2020	$3,265	4.18%	—	$3,265	$3,265	$—
2021	53,554	4.06%	—	53,554	53,554	—
2022	308,552	3.40%	—	308,552	9,162	299,390
2023	313,214	3.53%	—	313,214	13,544	299,670
2024	253,713	4.44%	—	253,713	7,513	246,200
2025	295,382	3.94%	—	295,382	54,877	240,505
2026	278,623	3.56%	—	278,623	5,653	272,970
2027	57,530	5.80%	—	57,530	23,785	33,745
2028	92,865	4.54%	—	92,865	83,295	9,570
2029	40,988	3.79%	—	40,988	40,988	—
Thereafter	9,518	3.66%	—	9,518	9,518	—
Subtotal	1,707,204		—	1,707,204	305,154	1,402,050

Revolving Credit Agreements	12,000	1.00%	12,000	—	—	12,000
Other (1)	72,209		—	72,209	22,562	49,647
Total	$1,791,413	3.68%	$12,000	$1,779,413	$327,716	$1,463,697

(1)	Other includes finance leases, fair value adjustments, debt service guarantee liability, discounts on notes, and debt issuance costs. The debt service guarantee liability recorded due to a guarantee of municipal bonds issued in connection with a project in Denver, Colorado.
(2)	Weighted average interest rates exclude the effects of fair value adjustments, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Joint Ventures

Weingarten Realty Investors

Unconsolidated Joint Venture Financial Information at 100%

(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Condensed Statements of Income
Revenues:
Rentals, net	$26,411	$32,145	$59,502	$63,903
Other	406	732	1,054	1,489
Total	26,817	32,877	60,556	65,392
Expenses:
Depreciation and amortization	8,902	7,646	17,664	15,495
Interest, net	2,334	2,491	4,752	4,950
Operating	5,462	5,685	12,573	11,785
Real estate taxes, net	4,215	4,522	8,615	9,057
General and administrative	233	243	338	312
Provision for income taxes	34	36	70	69
Total	21,180	20,623	44,012	41,668
Gain on dispositions	2,090	1,474	46,789	2,009
Net income	$7,727	$13,728	$63,333	$25,733

Condensed Balance Sheets			June 30,	December 31,
			2020	2019
ASSETS
Property			$1,221,547	$1,378,328
Accumulated depreciation			(287,561)	(331,856)
Property, net			933,986	1,046,472
Other assets, net			107,229	108,366
Total			$1,041,215	$1,154,838
LIABILITIES AND EQUITY
Debt, net			$263,404	$264,782
Amounts payable to Weingarten Realty Investors and Affiliates			9,511	11,972
Other liabilities, net			24,853	25,498
Total			297,768	302,252
Equity			743,447	852,586
Total			$1,041,215	$1,154,838

Supplemental Income Statement Detail	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019

Rentals, net
Fixed Payments:
Base minimum rent, net	$20,798	$24,506	$46,033	$48,609
Straight line rent, net	(1,332)	14	(1,919)	(115)
Over/Under-market rentals, net	72	80	200	125
Variable Payments:
Percentage rent	36	28	36	99
Tenant reimbursements, net	6,700	7,431	14,803	15,018
Other rental revenues	85	72	187	153
Lease cancellation revenue	52	14	162	14
Total	$26,411	$32,145	$59,502	$63,903

Note:

The financial information on this page is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors

Unconsolidated Joint Venture Financial Information

(at pro rata share)

(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Condensed Statements of Income	2020	2019	2020	2019
Revenues:
Rentals, net	$11,234	$12,099	$24,468	$24,021
Other	224	388	598	785
Total	11,458	12,487	25,066	24,806
Expenses:
Depreciation and amortization	4,364	2,789	8,178	5,741
Interest, net	857	943	1,760	1,873
Operating	2,408	2,146	5,536	4,432
Real estate taxes, net	1,758	1,763	3,560	3,558
General and administrative	86	86	128	111
Provision for income taxes	18	17	36	33
Total	9,491	7,744	19,198	15,748
Gain on dispositions	1,044	1,106	23,416	1,380
Net income	$3,011	$5,849	$29,284	$10,438

Condensed Balance Sheets			June 30,	December 31,
			2020	2019
ASSETS
Property			$537,359	$585,746
Accumulated depreciation			(107,255)	(122,068)
Property, net			430,104	463,678
Notes receivable from real estate joint ventures and partnerships			3,476	3,623
Unamortized lease costs, net			13,705	11,820
Accrued rent, accrued customer contracts and accounts receivable (net of allowance for doubtful accounts of $1,491 in 2020)			7,060	9,082
Cash and cash equivalents			19,486	17,205
Restricted deposits and mortgage escrows			42	—
Out-of-market leases, net			685	3,139
Other assets, net			1,576	1,822
Total			$476,134	$510,369
LIABILITIES AND EQUITY
Debt, net			$86,120	$86,840
Amounts payable to Weingarten Realty Investors and Affiliates			4,243	4,887
Accounts payable and accrued expenses			6,826	8,226
Deferred revenue			1,775	1,407
Out-of-market leases, net			2,317	2,584
Interest rate derivative			250	—
Other liabilities, net			247	446
Total			101,778	104,390
Equity			374,356	405,979
Total			$476,134	$510,369

Supplemental Income Statement Detail	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019

Rentals, net
Fixed Payments:
Base minimum rent, net	$8,736	$9,193	$18,813	$18,236
Straight line rent, net	(271)	(1)	(419)	(61)
Over/Under-market rentals, net	22	12	63	—
Variable Payments:
Percentage rent	15	13	28	52
Tenant reimbursements, net	2,642	2,855	5,820	5,736
Other rental revenues	60	24	110	55
Lease cancellation revenue	30	3	53	3
Total	$11,234	$12,099	$24,468	$24,021

Notes:  The above pro rata share information includes only the real estate operations of joint ventures and partnerships at WRI's ownership percentages.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.  See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%

June 30, 2020

(in thousands, except number of properties)

	Number of
	Operating
Joint Venture Partner	Properties (1)(2)	Total GLA	Total Assets	Total Debt

TIAA Florida Retail LLC	2	431	$123,387	$-
Collins	8	1,148	107,841	12,764
AEW - Institutional Client	5	437	100,134	-
BIT Retail	2	359	60,214	-
Jamestown	6	1,217	139,255	169,844
Fidelis Realty Partners	1	492	124,111	69,305
Sleiman Enterprises	2	177	15,986	11,491
Bouwinvest	4	447	218,105	-
Other	2	179	152,182	-

Total	32	4,887	$1,041,215	$263,404

TIAA Florida Retail LLCJoint venture with an institutional partner, TIAA-CREF Global Real Estate

CollinsPrimarily a development joint venture in the Texas Rio Grande Valley

AEW – Institutional ClientJoint venture with an institutional partner through AEW Capital Management

BIT Retail	Joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust

JamestownJoint venture in Florida

Fidelis Realty PartnersJoint venture in Texas

Sleiman EnterprisesJoint venture in Florida

BouwinvestJoint venture with West Coast focus

(1) Excludes land held for development.

(2) Excludes additional consolidated joint ventures.

Weingarten Realty Investors

Unconsolidated Joint Venture Mortgage Debt Information at 100%

As of June 30, 2020

(in thousands, except number of properties, percentages and term)

Balance Summary

				Average
	# of Mortgaged	Mortgage	Average Interest	Remaining
Joint Venture Partner	Properties (2)	Balance (1)(2)	Rate	Term (yrs)

Collins	2	$12,918	6.3%	4.7
Jamestown	6	170,000	2.7%	0.9
Fidelis Realty Partners	1	69,387	3.8%	8.9
Sleiman Enterprises	2	11,548	4.2%	6.00

Total	11	$263,853	3.2%	3.2

Schedule of Maturities

		Weighted
	Maturities (1)(2)	Average Rate

2020	$1,550	5.3%
2021	173,015	3.6%
2022	2,069	5.3%
2023	2,182	5.2%
2024	2,303	5.2%
2025	2,302	5.2%
2026	1,781	5.1%
2027	7,851	5.3%
2028	1,413	6.4%
2029	69,387	3.9%
Total	$263,853

(1)	Excludes non-cash debt related items.
(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.

Note:

All mortgages are fixed rate.

Weingarten Realty Investors

Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure

As of June 30, 2020

(at pro rata share)

(in thousands, except percentages)

Schedule of Maturities

		Weighted
	Maturities (1)(2)	Average Rate

2020	$775	5.3%
2021	35,507	4.1%
2022	1,034	5.3%
2023	1,091	5.2%
2024	1,151	5.2%
2025	1,151	5.2%
2026	890	5.1%
2027	3,926	5.3%
2028	706	6.4%
2029	40,071	3.9%
Total	$86,302

(1)    Excludes non-cash debt related items.

(2)    Excludes additional consolidated joint ventures such as AEW Capital Management.

Notes:

All mortgages are fixed rate.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Portfolio Summary

Weingarten Realty Investors

Tenant Diversification by Percent of Base Minimum Rent

As of June 30, 2020

(at pro rata share)

(in thousands, except percentages and # of units)

				Total	% of		% of
		Credit Ranking	# of	Annualized	Total Annualized	Total	Total
Rank	Tenant Name (1)(2)	(S&P / Moody's)	Units	Base Minimum Rent	Base Minimum Rent	SF	SF

1	TJX Companies, Inc.	A/A2	35	$10,050	2.75%	924	4.34%
2	The Kroger Co.	BBB/Baa1	19	9,880	2.70%	1,125	5.28%
3	Whole Foods Market, Inc.	A+/A2	8	7,339	2.01%	334	1.57%
4	H-E-B	N/A/N/A	7	6,563	1.80%	488	2.29%
5	Albertsons	N/A/N/A	15	6,554	1.79%	689	3.24%
6	Ross Stores, Inc.	BBB+/A2	25	6,534	1.79%	515	2.42%
7	Home Depot, Inc.	A/A2	4	5,135	1.40%	464	2.18%
8	PetSmart	B-/B3	17	4,919	1.35%	309	1.45%
9	Dollar Tree Stores, Inc.	BBB-/Baa3	31	3,835	1.05%	323	1.52%
10	Bed Bath & Beyond, Inc.	B+/Ba2	14	3,718	1.02%	322	1.51%
11	Sprouts	N/A/N/A	6	3,155	0.86%	184	0.86%
12	Walmart Stores, Inc.	AA/Aa2	6	3,035	0.83%	453	2.13%
13	Best Buy, Inc.	BBB/Baa1	6	3,020	0.83%	179	0.84%
14	Petco Animal Supplies, Inc.	CCC+/Caa1	14	2,919	0.80%	155	0.73%
15	Dick's Sporting Goods	N/A/N/A	4	2,662	0.73%	157	0.74%
16	Starbucks Corporation	BBB+/Baa1	33	2,551	0.70%	55	0.26%
17	Barnes & Noble Inc.	N/A/N/A	5	2,479	0.68%	141	0.66%
18	Nordstrom	BBB-/Baa3	3	2,352	0.64%	82	0.39%
19	Total Wine & More	N/A/N/A	4	2,340	0.64%	97	0.46%
20	JPMorgan Chase Bank	A+/Aa2	16	2,330	0.64%	59	0.28%
21	Hobby Lobby Stores, Inc.	N/A/N/A	5	2,309	0.63%	258	1.21%
22	24 Hour Fitness Inc.	D/N/A	3	2,139	0.59%	76	0.36%
23	Burlington	BB/N/A	4	2,081	0.57%	138	0.65%
24	Party City	CC/Caa1	12	2,066	0.57%	135	0.63%
25	CVS	BBB/Baa2	10	1,989	0.54%	118	0.55%

	Grand Total		306	$101,954	27.91%	7,780	36.55%

(1)	Tenant Names:	DBA Names:
	TJX Companies, Inc.	Marshalls (15), T.J. Maxx (13), Home Goods (7)
	The Kroger Co.	Kroger (8), Harris Teeter (5), Fry's Food (3), King Soopers (2), Smith's Food (1)
	Albertsons	Safeway (8), Randall's (3), Von's (2), Albertsons (1), Lucky Supermarket (1)
	Ross Stores, Inc.	Ross Dress for Less (23), dd's Discounts (2)
	Dollar Tree Stores, Inc.	Dollar Tree (28), Family Dollar (3)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (6), Cost Plus (6), buybuy BABY (2)
	Walmart Stores, Inc.	Walmart Neighborhood Market (4), Walmart (1), Walmart Supercenter (1)
	Dick's Sporting Goods	Dick's Sporting Goods (3), Golf Galaxy (1)
	Nordstrom	Nordstrom Rack (3)
	Party City	Party City (11), Big Party Store (1)

(2)	Target owns and occupies 14 units not included above.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Portfolio Operating Information

(at pro rata share)

(in thousands, except percentages and leases)

Leasing Activity / Rent Growth Signed Leases

							Weighted
							Average
	Number of	Square	New Rent	Prior Rent		Cash Change	Term
Comparable:	Leases	Feet	$/SF	$/SF	TI's $/SF	in Base Rent	(Years)
All Leases
Quarter Ended June 30, 2020	126	498	$20.27	$18.90	$2.90	7.3%
Quarter Ended March 31, 2020	178	1,056	18.73	17.04	5.85	9.9%
Quarter Ended December 31, 2019	158	594	20.29	18.14	16.43	11.9%
Quarter Ended September 30, 2019	153	535	22.16	20.66	7.59	7.3%
Rolling 12 months	615	2,683	$20.05	$18.35	$7.99	9.3%

New Leases
Quarter Ended June 30, 2020	17	34	$25.05	$22.70	$42.02	10.3%	6.8
Quarter Ended March 31, 2020	34	108	26.68	23.38	57.01	14.1%	7.6
Quarter Ended December 31, 2019	49	160	21.73	18.69	60.86	16.3%	9.0
Quarter Ended September 30, 2019	45	123	27.39	23.81	33.06	15.0%	7.4
Rolling 12 months	145	425	$24.89	$21.69	$50.33	14.8%	7.9

Renewals
Quarter Ended June 30, 2020	109	464	$19.92	$18.62	$—	7.0%
Quarter Ended March 31, 2020	144	948	17.82	16.31	—	9.3%
Quarter Ended December 31, 2019	109	434	19.75	17.93	—	10.2%
Quarter Ended September 30, 2019	108	412	20.61	19.72	—	4.5%
Rolling 12 months	470	2,258	$19.13	$17.72	$—	8.0%

Comparable & Non-Comparable:
Quarter Ended June 30, 2020	136	562
Quarter Ended March 31, 2020	200	1,140
Quarter Ended December 31, 2019	195	747
Quarter Ended September 30, 2019	186	628
Rolling 12 months	717	3,077

Lease Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants

		Percent of	In Place	Percent of		Percent of	In Place	Percent of		Percent of	In Place	Percent of
	Square	Total Square	Min Rent	Total	Square	Total Square	Min Rent	Total	Square	Total Square	Min Rent	Total
Year	Feet	Feet	PSF	Revenue (3)	Feet	Feet	PSF	Revenue (3)	Feet	Feet	PSF	Revenue (3)
M-T-M	41	0%	$19.85	0%	127	2%	$29.35	2%	168	1%	$27.04	1%
2020	334	3%	8.28	2%	415	6%	30.60	6%	749	4%	20.65	4%
2021	1,146	9%	11.31	8%	1,201	18%	29.39	17%	2,347	12%	20.56	13%
2022	1,867	15%	13.40	15%	1,059	16%	29.82	16%	2,926	15%	19.35	15%
2023	1,524	12%	11.03	10%	938	14%	30.50	14%	2,462	13%	18.45	12%
2024	1,896	15%	11.89	14%	934	14%	30.73	14%	2,830	15%	18.11	14%
2025 - 2030	4,864	39%	14.14	42%	1,829	28%	31.56	29%	6,693	35%	18.90	35%

(1)	Reflects in-place leases as of June 30, 2020.
(2)	Anchor tenants represent any tenant at least 10,000 square feet.
(3)	Revenue includes minimum base rent only.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Portfolio Operating Information (continued)

(at pro rata share)

(in thousands, except percentages)

Occupancy
	Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Signed Basis
Anchor (1)	95.9%	96.9%	97.7%	97.0%	97.4%
Non-Anchor	89.0%	90.4%	90.8%	90.7%	90.4%
Total Signed	93.4%	94.5%	95.2%	94.7%	94.8%

Commenced Basis
Anchor (1)	94.1%	95.1%	96.2%	95.5%	96.0%
Non-Anchor	86.3%	87.0%	87.1%	87.0%	87.2%
Total Commenced	91.2%	92.1%	92.8%	92.4%	92.8%

Same Property (2)
Signed Basis	94.3%	95.2%	95.7%	95.1%	95.3%
Commenced Basis	92.0%	92.7%	93.1%	92.9%	93.5%

Average Base Rents (3)
	Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Commenced Basis
Anchor (1)	$13.92	$14.03	$13.93	$13.71	$13.65
Non-Anchor	29.66	30.43	30.03	29.71	29.43
Total	$20.04	$20.06	$19.87	$19.53	$19.37

Same Property Net Operating Income (4)
	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2020	2019	% Change	2020	2019	% Change
Revenue (5)
Minimum Rent, net	$77,065	$86,106	(10.5)%	$164,318	$171,603	(4.2)%
Uncollectible Revenue Reserve	(5,594)	725	(871.6)%	(6,996)	662	(1,156.8)%
Percentage Rent	270	829	(67.4)%	567	1,561	(63.7)%
Tenant Reimbursements, net	25,104	26,119	(3.9)%	51,147	51,749	(1.2)%
Other	847	1,602	(47.1)%	2,795	3,720	(24.9)%
	$97,692	$115,381	(15.3)%	$211,831	$229,295	(7.6)%
Expenses
Property Operating Expenses	$17,578	$19,412	(9.4)%	$36,909	$37,985	(2.8)%
Real Estate Taxes	15,099	14,968	0.9%	29,606	30,170	(1.9)%
	32,677	34,380	(5.0)%	66,515	68,155	(2.4)%
SPNOI	$65,015	$81,001	(19.7)%	$145,316	$161,140	(9.8)%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.
(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.

Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.
(4)	Same Property NOI includes the Company's share of unconsolidated real estate joint ventures and partnerships.

It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Revenue reduced due to lease related reserves and write-offs. See breakout on p.42.

Note: Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof

Weingarten Realty Investors

Top 40 Core-Based Statistical Area (CBSA) Ranked by Population

as of June 30, 2020

(at pro rata share)

(in thousands, except percentages and # of units)

CBSA		Property	Owned	% of	Occupancy
Rank	CBSA	Count	GLA	ABR (1)%

2	Los Angeles-Long Beach-Anaheim, CA	4	699	4.9%	95.4%
4	Dallas-Fort Worth-Arlington, TX	1	353	1.5%	88.7%
5	Houston-The Woodlands-Sugar Land, TX	29	3,156	16.4%	94.7%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	4	523	2.8%	92.4%
7	Miami-Fort Lauderdale-West Palm Beach, FL	14	2,095	10.7%	92.8%
9	Atlanta-Sandy Springs-Roswell, GA	10	1,245	5.5%	96.7%
10	Phoenix-Mesa-Scottsdale, AZ	15	1,498	6.7%	95.6%
12	San Francisco-Oakland-Hayward, CA	3	438	3.1%	92.5%
13	Riverside-San Bernardino-Ontario, CA	1	311	1.8%	98.4%
15	Seattle-Tacoma-Bellevue, WA	7	417	2.6%	98.3%
17	San Diego-Carlsbad, CA	3	283	1.6%	77.4%
18	Tampa-St. Petersburg-Clearwater, FL	4	912	4.1%	95.0%
19	Denver-Aurora-Lakewood, CO	4	659	2.9%	95.9%
22	Orlando-Kissimmee-Sanford, FL	6	1,035	5.4%	97.4%
23	Charlotte-Concord-Gastonia, NC-SC	1	117	0.4%	62.1%
24	San Antonio-New Braunfels, TX	5	528	1.5%	69.1%
25	Portland-Vancouver-Hillsboro, OR-WA	2	23	0.1%	92.4%
26	Sacramento--Roseville--Arden-Arcade, CA	1	104	0.3%	84.0%
28	Las Vegas-Henderson-Paradise, NV	4	701	2.5%	98.9%
29	Austin-Round Rock, TX	1	351	1.8%	98.8%
36	San Jose-Sunnyvale-Santa Clara, CA	3	507	3.2%	81.0%
	Top 40 CBSA's Ranked by Population	122	15,955	79.8%	93.2%
	All other CBSA's Ranked by Population	43	5,336	20.2%	93.8%
	Grand Total	165	21,291	100.0%	93.4%

(1) ABR includes ground leases

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Property Listing

Weingarten Realty Investors

Summary Property Listing

As of June 30, 2020

		Gross Leasable Area
	# of	WRI	Joint Venture	Owned
ALL PROPERTIES BY STATE	Properties	Owned	Share	by Other	Total

Arizona	19	1,877,728	93,341	891,980	2,863,049
California	18	2,849,548	-	408,931	3,258,479
Colorado	4	658,634	-	513,919	1,172,553
Florida	29	4,496,282	1,605,357	918,898	7,020,537
Georgia	11	1,247,748	180,569	559,234	1,987,551
Kentucky	1	168,697	-	49,410	218,107
Maryland	1	80,869	-	-	80,869
Nevada	4	701,142	-	171,335	872,477
New Mexico	1	118,721	-	27,330	146,051
North Carolina	10	1,522,608	-	293,952	1,816,560
Oregon	2	22,794	91,176	66,276	180,246
Tennessee	4	500,210	-	154,340	654,550
Texas	50	6,003,639	1,626,923	1,971,726	9,602,288
Utah	1	182,099	-	122,800	304,899
Virginia	3	442,527	7,217	-	449,744
Washington	7	417,469	325,224	65,571	808,264
Total	165	21,290,715	3,929,807	6,215,702	31,436,224

Footnotes for detail property listing

(1)  Denotes partial ownership.  The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.

(2)  Denotes property currently under development.

(3)  Denotes properties that are not consolidated for SEC reporting purposes.

(4)  Denotes single tenant retail property.

(5)  Denotes Hilltop Village Center 50/50 Joint Venture with 100% funding by WRI.

(6)  River Oaks Shopping Center – West includes The Driscoll at River Oaks which is under development.

(  )  Retailers in parenthesis are not a part of the owned property.

Notes:  Square feet is reflective of area available to be leased.  Average Base Rent per Leased SF excludes ground leases.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

							Average
			Owned	Foot			Base Rent	Occupancy
Center	CBSA		%	Notes	Owned GLA	Total GLA	(ABR)%		Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	14.35	90.7%		Office Max, Ace Hardware
Camelback Miller Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		143,211	150,711	12.88	89.0%	Sprouts Farmers Market	T.J. Maxx, PetSmart
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	20.95	95.4%	Fry’s Supermarket	(LA Fitness)
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	23.45	94.8%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		112,055	304,107	9.75	95.5%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Madison Village Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		90,264	90,264	28.85	95.4%	Safeway
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	23.35	88.2%		(Wells Fargo)
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,088	21,088	N/A	91.3%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,532	157,532	16.33	95.2%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	25.80	100.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		75,128	204,928	17.83	97.6%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,046	155,046	33.70	98.9%	Safeway	CVS
Scottsdale Waterfront	Phoenix-Mesa-Scottsdale, AZ		100.0%		93,334	93,334	37.42	96.6%		Olive & Ivy, P.F. Chang's, David's Bridal, Urban Outfitters
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,713	60,713	20.06	100.0%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,151	322,992	24.96	100.0%	Safeway	(Target), CVS, OfficeMax, PetSmart
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	21.33	93.8%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	12.67	82.0%	Safeway	Dollar Tree
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,170	343,298	26.03	97.9%		(Home Depot), (Nordstrom Rack), Jo-Ann Fabric, Cost Plus World Market, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	18.74	75.4%		(CVS Drug)
Arizona Total:	# of Properties:	19			1,877,728	2,863,049	20.88	94.5%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,775	169,775	45.93	97.0%	Trader Joe's	CVS, Crunch, AMC Theaters, CB2
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.27	100.0%	Superior Grocers	Dollar Tree
The Westside Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		36,540	36,540	48.21	82.1%		Guitar Center
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	20.10	95.0%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,812	310,812	22.62	98.4%	Smart & Final Stores	Dollar Tree, 24 Hour Fitness, Rite Aid
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		103,791	107,191	12.46	84.0%	Food 4 Less
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		128,740	128,740	30.07	69.7%		T.J. Maxx, Dollar Tree, BevMo
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		119,179	133,439	21.60	79.0%
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		34,880	80,086	35.39	100.0%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	31.73	96.0%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,689	352,778	25.51	94.7%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		143,055	232,824	27.37	87.1%	(Safeway)	(CVS), Jo-Ann Fabric, 99 Cents Only, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		171,190	171,190	20.54	55.8%		BevMo, Dollar Tree
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		131,821	201,716	38.45	94.1%	Sprouts Farmers Market	Walgreens
Stevens Creek Central	San Jose-Sunnyvale-Santa Clara, CA		100.0%		204,466	204,466	32.49	93.6%	Safeway	Marshalls, Total Wine, Cost Plus World Market
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	17.15	95.4%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	15.89	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes, Dollar Tree
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,026	162,026	22.19	97.3%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	18			2,849,548	3,258,479	25.12	90.9%
Colorado
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		100.0%		109,080	109,080	19.38	98.3%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	12.13	92.3%	King Sooper's	Ace Hardware, (Target)
Lowry Town Center	Denver-Aurora-Lakewood, CO		100.0%		76,725	129,425	31.18	99.4%	(Safeway)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		328,276	663,500	15.66	95.9%		(Target), (Costco), Regal Cinema, Michaels, Conn's, PetSmart, Burlington
Colorado Total:	# of Properties:	4			658,634	1,172,553	17.83	95.9%
Florida
Argyle Village Shopping Center	Jacksonville, FL		100.0%		306,506	306,506	12.28	99.2%	Publix	Bed Bath & Beyond, T.J. Maxx, Jo-Ann Fabric, Michaels, American Signature Furniture
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	46,134	188,278	14.20	100.0%	(Walmart Supercenter)	T.J. Maxx, HomeGoods, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	15.27	100.0%		(Epic Theaters)

							Average
			Owned	Foot			Base Rent	Occupancy
Center	CBSA		%	Notes	Owned GLA	Total GLA	(ABR)%		Grocer Anchor	Other Anchors ( ) indicates owned by others
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	17.28	97.2%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,597	117,597	24.66	97.0%	Aroma Market & Catering	Ross Dress for Less
Deerfield	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		402,822	408,803	14.62	97.5%	Publix	T.J. Maxx, Marshalls, Cinépolis, YouFit, Ulta Beauty
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,751	142,779	20.09	94.4%		Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	25,373	148,841	19.96	93.4%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	74,609	416,769	21.81	98.7%	Publix	Target, Chewy.com
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,935	237,703	20.24	95.9%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	60,625	323,382	17.41	100.0%	Publix	Marshalls, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		98,851	98,851	18.86	93.8%	Publix	CVS, Dollar Tree
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,190	132,647	18.55	100.0%	Publix	CVS
The Palms at Town & County	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		658,401	658,401	26.61	86.2%	Publix	Kohl's, Marshalls, HomeGoods, Dick's Sporting Goods, Nordstrom Rack
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,429	161,429	17.82	92.4%	Fresco Y Mas	T.J. Maxx, Dollar Tree
Village Green Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		70,240	70,240	30.24	95.0%	Trader Joe's
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	17.44	93.4%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		114,056	136,556	29.78	95.9%	Whole Foods Market
Clermont Landing	Orlando-Kissimmee-Sanford, FL		75.0%	(1)(3)	133,726	347,958	19.53	100.0%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		492,935	492,935	15.89	96.2%		Hobby Lobby, Ross Dress for Less, Marshalls, Old Navy, Staples, Stein Mart, Barnes & Noble, Petco, Big Lots
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	31.07	98.6%	Whole Foods	Golf Galaxy, Michaels
Shoppes of South Semoran	Orlando-Kissimmee-Sanford, FL		100.0%		103,779	103,779	12.95	99.1%	Walmart Neighborhood Market	Dollar Tree
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,370	326,850	26.48	96.2%	Publix	HomeGoods, Stein Mart, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		93,311	93,311	30.19	97.1%	Sprouts Farmers Market
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	51,114	269,924	17.79	97.7%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		245,958	245,958	15.95	92.9%		T.J. Maxx, HomeGoods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	20,886	104,430	14.96	98.6%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		377,019	610,106	19.02	93.5%	(Publix)	Marshalls, Bealls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		267,819	267,819	16.73	98.8%	Sprouts Farmers Market	Hobby Lobby, Bed Bath & Beyond, Barnes & Noble, Old Navy, Cost Plus World Market
Florida Total:	# of Properties:	29			4,496,282	7,020,537	19.39	94.9%
Georgia
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	20.12	83.8%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	16.76	100.0%		Burlington, DSW, LA Fitness, American Signature Furniture
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,581	76,581	16.28	100.0%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,503	332,699	18.27	93.7%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,930	15.07	100.0%		buybuy BABY, Ross Dress for Less, Party City
North Decatur Station	Atlanta-Sandy Springs-Roswell, GA		51.0%	(1)(3)	45,277	88,778	31.79	98.6%	Whole Foods
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		380,538	380,538	20.72	96.9%	Walmart Supercenter	Hobby Lobby, Cost Plus World Market, DSW
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,205	17.78	100.0%	Publix
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		145,496	327,261	22.13	97.0%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,056	201,056	16.46	94.4%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	11			1,247,748	1,987,551	19.03	96.7%
Kentucky
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	14.97	87.6%	Kroger	(PetSmart), (T.J. Maxx), Party City
Kentucky Total:	# of Properties:	1			168,697	218,107	14.97	87.6%
Maryland
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,869	80,869	66.18	72.8%		DXL Mens Apparel
Maryland Total:	# of Properties:	1			80,869	80,869	66.18	72.8%
Nevada
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	19.83	99.0%	Walmart	Ross Dress for Less, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,160	194,873	13.72	99.0%	El Super	Factory 2 U, CVS
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	12.91	97.5%	La Bonita Grocery	(Ross Dress for Less)
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	13.99	100.0%	Smith’s Food
Nevada Total:	# of Properties:	4			701,142	872,477	15.64	98.9%
New Mexico
North Towne Plaza	Albuquerque, NM		100.0%		118,721	146,051	22.47	89.5%	Whole Foods Market	HomeGoods
New Mexico Total:	# of Properties:	1			118,721	146,051	22.47	89.5%

							Average
			Owned	Foot			Base Rent	Occupancy
Center	CBSA		%	Notes	Owned GLA	Total GLA	(ABR)%		Grocer Anchor	Other Anchors ( ) indicates owned by others
North Carolina
Galleria Shopping Center	Charlotte-Concord-Gastonia, NC-SC		100.0%		117,102	324,704	18.87	62.1%	(Walmart Supercenter)
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,327	81,327	29.68	100.0%	Harris Teeter
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	18.40	86.6%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.92	100.0%	Food Lion
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	20.11	98.6%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		87,517	87,517	14.68	89.5%	Lidl
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	21.30	100.0%	Harris Teeter
Northwoods Shopping Center	Raleigh, NC		100.0%		77,803	77,803	12.38	98.2%	Walmart Neighborhood Market	Dollar Tree
Six Forks Shopping Center	Raleigh, NC		100.0%		468,402	468,402	12.66	98.8%	Food Lion	Target, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	14.64	95.4%	Harris Teeter	Stein Mart, Walgreens
North Carolina Total:	# of Properties:	10			1,522,608	1,816,560	15.46	94.3%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,890	140,726	19.75	88.3%	(Winco Foods)	T.J. Maxx
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	28.42	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	2			22,794	180,246	23.02	92.4%
Tennessee
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	12.54	100.0%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		168,816	306,556	23.93	92.1%		(Target), Best Buy, PetSmart, REI
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		228,796	245,396	11.44	98.1%	Kroger	Marshalls, HomeGoods, Stein Mart
Tennessee Total:	# of Properties:	4			500,210	654,550	15.83	96.5%
Texas
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		351,099	351,099	17.79	98.8%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy, Total Wine
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		27,846	144,846	N/A	0.0%		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX		100.0%		18,163	18,163	26.02	91.0%
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		352,800	462,800	17.00	88.7%	Sprouts Farmers Market	Burlington, PetSmart, T.J. Maxx, (Home Depot), buybuy BABY
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,743	131,620	10.98	98.6%	Sellers Bros.	Harbor Freight Tools
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		59,120	59,120	22.14	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX		100.0%		241,149	241,149	16.56	99.5%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		37,699	43,891	8.77	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX		100.0%		97,277	97,277	18.25	100.0%	99 Ranch Market
Citadel Building	Houston-The Woodlands-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Galveston Place	Houston-The Woodlands-Sugar Land, TX		100.0%		210,361	210,361	11.73	98.0%	Randall’s	Office Depot, Palais Royal, Spec's
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,014	80,093	10.07	89.6%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	14,043	93,620	21.23	96.3%		dd's Discount
HEB - Dairy Ashford & Memorial	Houston-The Woodlands-Sugar Land, TX		100.0%	(4)	36,874	36,874	N/A	100.0%		H-E-B Fulfillment Center
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		71,277	71,277	9.91	100.0%	Kroger	Goodwill
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	25,740	171,600	13.09	98.6%	Sellers Bros.	Famsa, Harbor Freight Tools
League City Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,420	129,467	14.31	81.9%		Crunch Fitness, Spec’s
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		157,812	157,812	18.50	94.2%	Kroger	Ross Dress for Less, Dollar Tree, PetSmart
Kings Crossing	Houston-The Woodlands-Sugar Land, TX		100.0%		126,397	126,397	19.19	98.8%		CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX		100.0%		92,657	92,657	28.23	97.4%		Best Buy, Cost Plus World Market
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX		100.0%		71,265	71,265	14.36	98.0%	Kroger
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX		100.0%	(6)	230,026	230,026	44.47	85.3%	Kroger	Barnes & Noble, Talbots, Ann Taylor, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX		100.0%		166,777	166,777	18.91	92.5%		Gulf Coast Veterinary Specialists
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX		100.0%		10,000	55,460	36.21	100.0%		Freebirds Burrito
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX		70.0%	(1)	176,380	282,613	15.73	98.8%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	18,668	124,453	12.87	98.1%	Food-A-Rama	CVS, Family Dollar, Palais Royal
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX		100.0%		183,940	183,940	39.03	97.0%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
The Shops at Hilshire Village	Houston-The Woodlands-Sugar Land, TX		100.0%		117,473	117,473	15.65	98.0%	Kroger	Walgreens
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX		100.0%		168,724	326,545	20.35	86.6%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX		57.8%	(1)(3)	283,949	491,687	26.86	99.3%	H-E-B	PetSmart, Academy, Nordstrom Rack, Burlington
West Gray	Houston-The Woodlands-Sugar Land, TX		100.0%		36,900	36,900	26.57	91.1%		Pier 1
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		218,756	347,475	19.27	77.0%	Whole Foods Market	(Target), Ross Dress for Less, Petco
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		130,851	130,851	18.76	93.8%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX		100.0%		347,302	347,302	14.65	99.4%	H-E-B	T.J. Maxx, Ross Dress for Less, Hobby Lobby, Petco, Ulta Beauty

							Average
			Owned	Foot			Base Rent	Occupancy
Center	CBSA		%	Notes	Owned GLA	Total GLA	(ABR)%		Grocer Anchor	Other Anchors ( ) indicates owned by others
North Creek Plaza	Laredo, TX		100.0%		245,983	487,850	15.39	92.0%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, HomeGoods
Plantation Centre	Laredo, TX		100.0%		136,487	144,129	17.80	98.2%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	143,976	500,084	12.78	94.7%		(Target), Dick's Sporting Goods, Conn's, Ross Dress for Less, Marshalls, Office Depot, (HomeGoods), (Forever 21)
Market at Nolana	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	20,569	245,057	23.04	85.0%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	53,956	301,174	19.22	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree
McAllen Center	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	41,851	83,702	N/A	41.8%		Xtreme Jump
Northcross	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	37,533	75,066	19.15	85.9%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	180,444	492,797	16.04	96.1%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
Trenton Crossing	McAllen-Edinburg-Mission, TX		100.0%		265,921	571,082	13.28	86.6%		(Target), (Kohl's), Hobby Lobby, Ross Dress for Less, Marshalls, PetSmart
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,347	176,694	14.36	97.1%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX		100.0%		418,020	498,020	14.60	77.2%	(H-E-B)	Marshalls, Bob Mills Furniture, Stein Mart, Petco
Parliament Square II	San Antonio-New Braunfels, TX		100.0%	(4)	54,541	54,541	N/A	—%
Stevens Ranch	San Antonio-New Braunfels, TX		50.0%	(1)	10,657	21,314	30.13	88.5%
The Shoppes at Wilderness Oaks	San Antonio-New Braunfels, TX		100.0%		20,081	20,081	29.74	48.8%
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX		15.0%	(1)	24,271	161,807	12.35	94.3%	H-E-B	Bealls, Tuesday Morning
Texas Total:	# of Properties:	50			6,003,639	9,602,288	18.80	91.4%
Utah
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.44	77.1%	Lucky Supermarket	(Target), Petco
Utah Total:	# of Properties:	1			182,099	304,899	12.44	77.1%
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(5)	250,811	250,811	34.91	98.8%	Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1			250,811	250,811	34.91	98.8%
Washington
2200 Westlake	Seattle-Tacoma-Bellevue, WA		69.4%	(1)(3)	60,366	87,014	38.78	99.4%	Whole Foods
Covington Esplanade	Seattle-Tacoma-Bellevue, WA		100.0%		187,388	187,388	33.99	96.6%		The Home Depot
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,566	143,401	18.36	100.0%	(Safeway)	Jo-Ann Fabric, Tuesday Morning
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,337	81,053	35.65	100.0%	Metropolitan Market	Bartell's Drug
Rainier Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,735	22.35	98.9%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	17.12	100.0%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
The Whittaker	Seattle-Tacoma-Bellevue, WA		100.0%		63,663	63,663	34.97	100.0%	Whole Foods
Washington Total:	# of Properties:	7			417,469	808,264	32.00	98.3%
Total Operating Properties	# of Properties:	163			21,098,999	31,237,291	20.04	93.4%

New Development
Virginia
Centro Arlington	Washington-Arlington-Alexandria, DC-VA-MD-WV		90.0%	(1)(2)(3)	64,953	72,170			Harris Teeter
West Alex	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(2)	126,763	126,763			Harris Teeter
Virginia Total:	# of Properties:	2			191,716	198,933
Total New Developments	# of Properties:	2			191,716	198,933
Operating & New Development Properties	# of Properties:	165			21,290,715	31,436,224

						Average
		Owned	Foot			Base Rent	Occupancy
Center	CBSA	%	Notes	Owned GLA	Total GLA	(ABR)%		Grocer Anchor	Other Anchors ( ) indicates owned by others
Unimproved Land
Arizona
Lon Adams Rd. at Tangerine Farms Rd., Marana					422,532
Arizona Total:					422,532
Colorado
Highway 85 and Highway 285, Sheridan					247,247
Colorado Total:					247,247
Florida
SR 207 at Rolling Hills Dr., St. Augustine					69,696
State Road 100 & Belle Terre Parkway, Palm Coast					292,288
Florida Total:					361,984
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City					1,050,754
Georgia Total:					1,050,754
North Carolina
Capital Blvd & Stadium Drive, Wake Forest					95,354
Highway 17 and Highway 210, Surf City					477,810
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					911,929
North Carolina Total:					1,485,093
Texas
9th Ave. at 25th St., Port Arthur					243,065
Culebra Road and Westwood Loop, San Antonio					60,984
East Orem, Houston					121,968
FM 1957 (Potranco Road) and FM 211, San Antonio					5,245,321
FM 2920 and Highway 249, Tomball					95,832
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					47,437
Highway 3 at Highway 1765, Texas City					200,812
Nolana Ave. and 29th St., McAllen					163,350
Northwest Freeway at Gessner, Houston					43,396
Rock Prairie Rd. at Hwy. 6, College Station					229,561
SH 151 and Ingram Rd., San Antonio					252,692
Shary Rd. at North Hwy. 83, Mission					172,498
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
US Hwy. 281 at Wilderness Oaks, San Antonio					396,962
West Little York at Interstate 45, Houston					161,172
Texas Total:					8,349,773
Total Unimproved Land					11,917,383

Other Topics of Interest

Weingarten Realty Investors

Share Repurchase Summary

As of June 30, 2020

(in thousands, except share prices)

Quarter	# of Shares	Avg. Share Price	Gross Purchase
Q1 2020	847	$ 21.47	$ 18,194
Q2 2020	-	-	-
YTD 2020	847	$ 21.47	$ 18,194

Weingarten Realty Investors

COVID-19 Impact – Tenant Status

June 30, 2020

(at pro rata share)

Tenant Type
	Percent of Annualized Base Rent(1)	April Cash Payments Received(2)	May Cash Payments Received(2)	June Cash Payments Received(2)	Q2 20 Cash Payments Received(2)	July Cash Payments Received(2)
Essential
Supermarkets	14%	100%	100%	99%	100%	100%
Medical	6%	82%	73%	79%	78%	93%
Auto and Other Essentials	5%	90%	86%	86%	87%	78%
Pet Stores and Services	4%	96%	96%	97%	97%	98%
Bank / Financial Service	4%	100%	100%	100%	100%	99%
General Merchandise (Dollar Stores)	2%	89%	87%	94%	90%	97%
Home Improvement	2%	97%	97%	99%	98%	98%
Sporting Goods	2%	60%	57%	57%	58%	62%
Drugstores	2%	87%	89%	90%	89%	94%
Liquor and Wine	1%	97%	98%	98%	98%	98%
Electronics	1%	100%	100%	100%	100%	97%
Office	1%	94%	96%	95%	95%	96%
Total Essential	44%	92%	91%	92%	92%	94%

Non-Essential
Services	10%	74%	67%	79%	73%	78%
Discount Apparel	8%	82%	63%	67%	71%	75%
Home Furnishings	4%	67%	59%	82%	70%	83%
Health Club	3%	24%	23%	27%	25%	48%
Some Apparel	4%	36%	39%	59%	44%	62%
Craft	2%	86%	80%	89%	85%	98%
Beauty Supplies	1%	78%	72%	80%	77%	96%
Recreation/Entertainment	1%	69%	66%	76%	70%	70%
Movie Theaters	1%	50%	45%	44%	46%	29%
Footwear	1%	63%	59%	64%	62%	86%
Books	1%	11%	11%	56%	26%	73%
Party Supplies	1%	38%	36%	42%	39%	48%
Other	0%	94%	93%	76%	88%	68%
Total Non-Essential	37%	65%	58%	68%	63%	73%

Restaurants
Full Service Restaurants	10%	61%	57%	70%	63%	67%
Quick Service Restaurants	9%	77%	73%	79%	76%	75%
Total Restaurants	19%	69%	65%	74%	69%	71%

Cash Collected	100%	77%	73%	79%	77%	82%

Signed Deferrals		14%	18%	10%	13%	7%
Abatements		1%	1%	0%	1%	0%

Cash Collected + Deferral and Abatements		92%	91%	89%	91%	89%

Tenant Size
	Percent of Annualized Base Rent(1)	April Cash Payments Received(2)	May Cash Payments Received(2)	June Cash Payments Received(2)	Q2 20 Cash Payments Received(2)	July Cash Payments Received(2)
Anchors (> 10K SF)	45%	81%	77%	81%	80%	86%
Mid Tier (5K - 10K SF)	13%	64%	60%	71%	65%	75%
National / Regional Small Shops (<5K SF)	23%	78%	75%	82%	78%	85%
Local Small Shops (<5K SF)	19%	76%	71%	79%	75%	72%
Cash Collected	100%	77%	73%	79%	77%	82%

Business Type(3)
	Percent of Annualized Base Rent(1)	April Cash Payments Received(2)	May Cash Payments Received(2)	June Cash Payments Received(2)	Q2 20 Cash Payments Received(2)	July Cash Payments Received(2)
Essential (Including Restaurants)	63%	86%	84%	88%	86%	88%
Non-Essential	37%	65%	58%	68%	63%	73%
Cash Collected	100%	77%	73%	79%	77%	82%

(1) Commenced occupancy as of June 30, 2020.
(2) Based upon information as of July 27, 2020.
(3) Definitions can vary by location. This represents the definition of a majority of the municipalities in which centers are located.
Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors

Schedule of Uncollectible Revenue

(in thousands)

Uncollectible Revenue (Contra Revenue)/Recoveries included in Supplemental Income Statement Detail (page 7)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2020	2019	$ Change	2020	2019	$ Change

Base Minimum Rent, net	$(14,002)	$943	$(14,945)	$(14,762)	$768	$(15,530)
Straight Line Rent, net	(4,828)	309	(5,137)	(12,437)	(72)	(12,365)
Percentage Rent, net	16	—	16	—	—	—
Tenant Reimbursements, net	(502)	—	(502)	(1,547)	—	(1,547)
Impact to Rentals, net	$(19,316)	$1,252	$(20,568)	$(28,746)	$696	$(29,442)

Uncollectible Revenue (Contra Revenue)/Recoveries included included in Same Property Net Operating Income (page 30) (at Prorata Share)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2020	2019	$ Change	2020	2019	$ Change

Minimum Rent, net	$(10,130)	$—	$(10,130)	$(10,687)	$—	$(10,687)
Uncollectible Revenue Reserve	(5,594)	726	(6,320)	(6,997)	662	(7,659)
Tenant Reimbursements, net	(486)	—	(486)	(718)	—	(718)
Impact to SPNOI	$(16,210)	$726	$(16,936)	$(18,402)	$662	$(19,064)

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.